SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2007

New Horizons Worldwide, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	0-17840	22-2941704
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

1900 S. State College Boulevard, Suite 650
Anaheim, CA		92806
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 940-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 6, 2007, the Board of Directors (the “Board”) of New Horizons Worldwide, Inc. approved and adopted certain amendments to the Bylaws (the “Bylaws”) of the Company such that the Chairman of the Board will no longer be classified as an officer of the Company under the Bylaws. The Bylaws, as amended and restated, are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

3.2          Amended and Restated Bylaws of New Horizons Worldwide, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZONS WORLDWIDE, INC.

	By:	/s/ Gregory E. Marsella
Gregory E. Marsella
Vice President, Secretary and General Counsel

Dated: November 13, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of New Horizons Worldwide, Inc.